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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (file nos. 2-88852, 2-88853, 33-00714, 33-11743, 33-22956, 33-36977, 33-45090 and
33-68534).


                                        /s/ Arthur Andersen LLP


San Jose, California
June 16, 1995


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